UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2025

DERMATA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40739	86-3218736
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3525 Del Mar Heights Rd., #322, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 800-2543

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	DRMA	The Nasdaq Capital Market
Warrants, exercisable for one share of Common Stock	DRMAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1 933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On September 17, 2025, Dermata Therapeutics, Inc. (the “Company”) issued a press release disclosing the Company’s presentation of an abstract at the European Academy of Dermatology and Venereology Congress 2025. The abstract contains clinical data from the Company’s XYNGARI™ (also known as DMT310) Phase 3 Spongilla Treatment of Acne (STAR-1) clinical trial.

In an intent to treat analysis, the Company saw statistically significant differences in IGA treatment success, mean change in inflammatory lesion count, and non-inflammatory lesion count and percent change in inflammatory lesion count, and non-inflammatory lesion count at week 4, 8, and 12 when compared to placebo.

Investigator Global Assessment (IGA): Patients achieving a 2-point reduction AND score of 0 or 1 (“clear” or “almost clear”)

	Week 4	Week 8	Week 12
XYNGARI™ (n=342)	11.9%	21.6%	29.4%
Placebo (n=178)	6.2%	8.0%	15.2%
p-value	P < 0.05	P < 0.001	P < 0.001

Investigator Global Assessment (IGA): Patients achieving a 2-point reduction

	Week 4	Week 8	Week 12
XYNGARI™ (n=342)	14.3%	26.2%	34.3%
Placebo (n=178)	8.4%	10.2%	20.1%
p-value	P < 0.05	P < 0.001	P < 0.001

Mean change from baseline in inflammatory lesion count

	Week 4	Week 8	Week 12
XYNGARI™ (n=342)	-11.4	-14.7	-16.8
Placebo (n=178)	-8.6	-10.9	-13.1
p-value	P < 0.001	P < 0.001	P < 0.001

Percent change from baseline in inflammatory lesion count

	Week 4	Week 8	Week 12
XYNGARI™ (n=342)	41.3%	52.4%	59.1%
Placebo (n=178)	29.5%	37%	45.3%
p-value	P < 0.001	P < 0.001	P < 0.001

Mean change from baseline in non-inflammatory lesion count

	Week 4	Week 8	Week 12
XYNGARI™ (n=342)	-12.4	-15.0	-17.3
Placebo (n=178)	-8.8	-10.4	-12.4
p-value	P < 0.001	P < 0.001	P < 0.001

Percent change from baseline in non-inflammatory lesion count

	Week 4	Week 8	Week 12
XYNGARI™ (n=342)	35.3%	42.5%	48.3%
Placebo (n=178)	25.7%	30.0%	34.7%
p-value	P < 0.001	P < 0.001	P < 0.001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERMATA THERAPEUTICS, INC.

Dated: September 17, 2025	By:	/s/ Gerald T. Proehl
	Name:	Gerald T. Proehl
	Title:	Chief Executive Officer